Exhibit 99.1
Title Slide-not yet formatted. INNOVATIONS IN BIOMATERIALS

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FORWARD-LOOKING STATEMENT This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "intends," and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. For example, the Company (i) may be unable to continue its efforts on particular products due to future laboratory results, (ii) may be unable to obtain needed additional capital on acceptable terms, if at all, or meet its financial forecasts, (iii) may be unable to maintain, retain and develop its intellectual property, (iv) must address regulatory, competitive and marketing challenges in the course of developing its products. These and other risks are described in our reports filed with the Securities and Exchange Commission, including our Form 10-K filed June 15, 2009, as subsequently amended. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information. 3

MiMedx Group, Inc., (OTCBB: MDXG) is an integrated developer, manufacturer, and marketer of patent protected biomaterial-based products. In 2009, MiMedx Group expects to transition from a pre-revenue, development- focused concern to an operating company focused on sales growth and profitability MiMedx Group holds exclusive rights to 8 issued and 33 pending U.S. and foreign patent applications MiMedx Group went public through a reverse merger with an inactive entity in February 2008 MiMedx Group has recently restructured the management team with the addition of experienced and proven healthcare executives INNOVATIONS IN BIOMATERIALS 4

Board of Directors Parker H. "Pete" Petit, Chairman Durable Hydrogel Biomaterials Rebeccah Brown, PhD, COO Based in Atlanta, GA Collagen-Based Biomaterials Thomas Koob, PhD, CSO Based in Tampa, FL Management Team Pete Petit President & CEO Bill Taylor COO (acting) To Be Determined EVP Sales Mike Culumber Chief Financial Officer Roberta McCaw General Counsel Matt Miller EVP Business Dev. 5

MiMedx GROUP
MiMedx Group, Inc. • MiMedx, Inc. • SpineMedica, LLC

BOARD OF DIRECTORS

Parker H. (Pete) Petit — Chairman
- Former Chairman and CEO of Matria Healthcare which was sold to Inverness Medical Innovations in May, 2008
- Matria Healthcare was a former subsidiary of Healthdyne, which Mr. Petit founded in 1970
- Served as Chairman and CEO of Healthdyne and some of its publicly traded subsidiaries after Healthdyne became a publicly traded company in 1981
- For further information, see www.thepetitgroup.com

Steve Gorlin
- Founder of MiMedx Group, Inc.
- Founder of several biotechnology/pharmaceutical companies, including Hycor Biomedical, Theragenics (NYSE:TGX), CytRx (Nasdaq:CYTR), Medicis Pharmaceutical (NYSE:MRX), EntreMed (Nasdaq:ENMD), Surgi-Vision, DARA BioSciences, (Nasdaq:DARA), SpineMedica and Medivation (Nasdaq: MDVN)

Charles Koob
- Successful M&A, Anti-trust, Corporate attorney at Simpson Thatcher and Bartlett
- Experience includes the defense of Appleton Papers, representation of Virgin Atlantic Airways, and the representation of a special committee of Archer Daniels Midland in a federal grand jury investigation of price-fixing

Larry Papasan
- Venture Partner at MB Venture Partners
- Former President of Smith & Nephew Orthopedics
- Chairman at BioMimetic Therapeutics (Nasdaq:BMTI), Board Member at Memphis Biotech Group and Plough Foundation
- Chairman at Lebonheur Children's Hospital Foundation, Pres. of the Board at the Biblical Resource Center & Museum

Kurt Eichler
- Serves as an EVP of LCOR Incorporated, a real estate investment and development company, in charge of operations in the metropolitan New York region
- Formerly in the Real Estate Debt and Equity Finance Group of Merrill Lynch, Hubbard
- Member of the Board of Governors, Real Estate Board of NY

Kreamer Rooke
- Initial investor in MiMedx
- Advised on the acquisition of SpineMedica Corp.
- Partner at the Gorlin Companies
- Former Investment Banking Analyst in the Global Healthcare Group of Collins Stewart, Inc.
- Graduate of the University of Pennsylvania: B.A. in Economics

Joseph G. Bleser (under consideration to fill a vacancy)
•Experienced Healthcare Exec, CFO, Board member, Audit Chair
•Over 20 years as CFO of Public Healthcare & Technology companies
•Companies include: HBO, Healthdyne Information Enterprises, Allegiant Physician Svs, Healthcare.com, Transcend Services
•BOD: Transcend Services (NASDAQ: TRCR), Matria Healthcare
•Licensed CPA with 10 yrs public accounting for international firm

Terry Dewberry (under consideration to fill a vacancy)
•Experienced Healthcare Exec, Board member, Audit Chair
•Previously Director of Respironics,and Matria Healthcare
•Currently on Board of DrTango, a private multicultural communications and health management company
•Previously, Director, Vice Chairman, President and COO, and CFO of Healthdyne, 1981 – 1996
•Experience buy & sell side Corp M&A, transactions up to $5 billion

COMPANY PRESENTATION CONFIDENTIAL
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CONSOLIDATED PRO FORMA INCOME STATEMENTS Calendar Year Calendar Year Calendar Year Calendar Year 2009 2010 2011 2012 Net Revenue Net Revenue Net Revenue Net Revenue 105 8,876 21,281 36,000 Cost of Sales Cost of Sales Cost of Sales 1,648 3,272 5,345 7,884 Gross Profit Gross Profit Gross Profit Gross Profit (1,543) 5,604 15,936 28,116 Total Operating Expenses Total Operating Expenses Total Operating Expenses Total Operating Expenses 5,765 8,288 12,564 19,097 EBITDA EBITDA EBITDA (7,308) (2,684) 3,372 9,019 Depreciation & Amortization Depreciation & Amortization Depreciation & Amortization Depreciation & Amortization 1,152 1,384 1,691 1,800 Operating Margin Operating Margin Operating Margin (8,460) (4,068) 1,681 7,219 Interest Income, Net Interest Income, Net Interest Income, Net Interest Income, Net (69) (88) (92) (100) Other Income (Expense) Other Income (Expense) Other Income (Expense) Other Income (Expense) 565 - - - Pretax Profit Pretax Profit Pretax Profit Pretax Profit (7,964) (4,156) 1,589 7,119 Income Taxes Income Taxes Income Taxes - - - - Net Earnings Net Earnings Net Earnings Net Earnings (7,964) (4,156) 1,589 7,119 Weighted Average Shares (Fully Diluted) Weighted Average Shares (Fully Diluted) Weighted Average Shares (Fully Diluted) Weighted Average Shares (Fully Diluted) 46,887 56,540 61,040 61,040 EPS EPS $ (0.17) $ (0.07) $ 0.03 $ 0.12 7

MiMedx Group, Inc. • MiMedx, Inc. • SpineMedica, LLC

CONSOLIDATED PRO FORMA INCOME STATEMENTS

	2009 Plan					2010 Plan					2011 Plan				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
MiMedx															
Revenues	-	-	-	-	-	-	480	925	1,875	3,280	2,427	2,843	3,225	3,584	12,079
Gross Profit	(258)	(206)	(95)	(150)	(709)	(190)	146	595	1,451	2,002	1,927	2,147	2,466	2,741	9,281
Operating Profit	(816)	(763)	(975)	(1,011)	(3,565)	(892)	(650)	(364)	241	(1,665)	492	565	721	896	2,674
SpineMedica															
Revenues	-	-	-	105	105	632	1,340	1,719	1,905	5,596	2,084	2,216	2,364	2,540	9,204
Gross Profit	(197)	(144)	(207)	(129)	(677)	308	911	1,220	1,378	3,817	1,535	1,645	1,770	1,920	6,870
Operating Profit	(676)	(620)	(698)	(752)	(2,746)	(406)	(55)	157	403	99	364	321	455	586	1,726
MiMedx Group Overhead															
Revenues	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gross Profit	-	(52)	(52)	(52)	(156)	(53)	(54)	(54)	(54)	(215)	(54)	(54)	(54)	(54)	(216)
Operating Profit	(541)	(675)	(467)	(467)	(2,150)	(720)	(648)	(588)	(545)	(2,501)	(623)	(629)	(737)	(730)	(2,719)
Consolidated MiMedx															
Revenues	**-**	**-**	**-**	**105**	**105**	**632**	**1,820**	**2,644**	**3,780**	**8,876**	**4,511**	**5,059**	**5,589**	**6,124**	**21,283**
Gross Profit	**(455)**	**(402)**	**(354)**	**(331)**	**(1,542)**	**65**	**1,003**	**1,761**	**2,775**	**5,604**	**3,408**	**3,738**	**4,182**	**4,607**	**15,935**
Operating Profit	**(2,033)**	**(2,058)**	**(2,140)**	**(2,230)**	**(8,461)**	**(2,018)**	**(1,353)**	**(795)**	**99**	**(4,067)**	**233**	**257**	**439**	**752**	**1,681**
Interest Expense	**1**	**(20)**	**(25)**	**(25)**	**(69)**	**(22)**	**(22)**	**(22)**	**(22)**	**(88)**	**(23)**	**(23)**	**(23)**	**(23)**	**(92)**
Other Income (Expense)	**-**	**565**	**-**	**-**	**565**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
Net Income	**(2,032)**	**(1,513)**	**(2,165)**	**(2,255)**	**(7,965)**	**(2,040)**	**(1,375)**	**(817)**	**77**	**(4,155)**	**210**	**234**	**416**	**729**	**1,589**

COMPANY PRESENTATION CONFIDENTIAL
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STRATEGIC and TACTICAL GOALS STRATEGIC Create a fast growth and very profitable biomaterials company from the MiMedx Group's diverse intellectual property TACTICAL Exploit intellectual property through internal product development as well as strategic partnerships Develop an independent sales representative national group as the company's primary product distribution outlet Carefully select a minimum number of larger orthopedic device manufacturers as joint product development partners who could also serve as distribution outlets Over time, add direct sales persons to supplement the sales rep groups Keep management structure, controls and processes maturing ahead of the revenue growth profile Maintain excellent Wall Street rapport with analysts and brokerage houses 9

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Collagen Technology with Exceptional Mechanical Performance and Biocompatibility for Connective Tissue Repair 11 Collagen

MiMedx's collagen-based biomaterial products act as platforms or scaffolds on which a patient's tissue grows during the healing process in order to achieve healthy tissue reconstruction without significant scarring. While the patient's own cells are fabricating their own natural structure, MiMedx implants provide structural integrity, promote better and faster healing and are eventually absorbed, being replaced by newly formed, competent, healthy tissue rather than scar tissue. Our collagen fiber is intended to facilitate the repair by: Providing mechanical integrity during the healing process Biodegrading and being absorbed by the surrounding tissue without insult or future surgical intervention MIMEDX COLLAGEN: A BIOMATERIAL SCAFFOLD 12

Collagen is cross-linked using a proprietary and patented process Although intended only to augment soft tissue during repair, our collagen fibers are stronger human tendons and ligaments Approximately same stiffness as human tendons and ligaments Forms a scaffold when implanted which allows for cell in-growth Biological-entirely organic materials, no synthetics Biodegradable-products are absorbed by the body during and after healing occurs Manufactured as continuous fibers PRODUCT CHARACTERISTICS 13

Orthopedic soft tissue augmentation and repair-tendons and ligaments Repair for shoulder & rotator cuff, hand & elbow, knee, hip Repair for foot and ankle-posterior tibial, peroneal, extensor and lateral tendons General surgery & wound care Diabetic foot ulcers, plantar soft tissue augmentation, tendons and ligaments of the foot Gynecological repair and organ support Urethral slings, vaginal prolapse repair Neurological surgery Nerve wraps Plastic and reconstructive surgery Soft tissue support, cranial maxillofacial reconstruction PRODUCT POTENTIAL USES 14

Orthopedics and Connective Tissue Reconstruction Tendon and ligament augmentation during repair Sutures for tying tissue Tubes for anchoring to bone Wound Repair Patches for wound healing which immediately covers and protects against infection May act as a scaffold for full repair and healing Other Opportunities Slings or supports for gynecological uses Patches for hernia repair and other general soft tissue repair PRODUCT OPPORTUNITIES 15

MiMedx GROUP
MiMedx Group, Inc. • MiMedx, Inc. • SpineMedica, LLC

PRODUCT COMPETITION

Tendon Protectors

- TenoGlide™ by Integra Life Sciences and TenoMend™ by Collagen Matrix: collagen wraps for protection of repaired tendons

Tendon Augmentation or Repair Devices

- OrthAdapt® by Synovis/Pegasus: a collagen soft tissue scaffold in the form of a patch for reinforcement of rotator cuff and Achilles tendon repair
- GraftJacket® by Wright Medical: a collagen patch used for connective tissue repair and wound management
- FiberTape™ and FiberWire® by Arthrex: synthetic materials for reattaching all severed tendons and ligaments

COMPANY PRESENTATION CONFIDENTIAL
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MiMedx GROUP
MiMedx Group, Inc. • MiMedx, Inc. • SpineMedica, LLC

ADVANTAGES OVER THE COMPETITON

Potential advantages over TenoGlide and TenoMend:

- Our products will also supply protection to the repair site
- Our products will go beyond simple repair protection by augmenting the repair

Potential advantages over GraftJacket, OrthAdapt, and FiberWire:

- Scalability: we can target fiber geometries to match the anatomy, GraftJacket and OrthAdapt are only offered as a patch
- Biologic: FiberWire is made of polyester, a synthetic material that can cause inflammation and is a permanent implant
- Stiffness: we can match native tissue stiffness, independent of implant size
- Strength: depending on size, 5x to 10x stronger than GraftJacket or OrthAdapt
- Biocompatible: novel cross-linking technology has no associated inflammatory response while degrading

COMPANY PRESENTATION CONFIDENTIAL
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Patent No. 6,565,960-A broad process patent protects the technology Our collagen-fiber cross-linking patent is strong and broad: no competitor has a collagen fiber as strong, stiff, expandable, scalable, biocompatible and biomimetic, from a biological source. All patents relating to specific products, such as an Achilles tendon augmentation device, are available for the company to file, at which time we will have protection for the product's entire patent-lifespan. Patents Issued: 2 Patents Pending: 10 PROPRIETARY TECHNOLOGY 18

Cables Knits Tubes Patches PRODUCT CONFIGURATIONS 19

Competitors MiMedx SUPERIOR STRENGTH VERSUS COMPETITORS Individual values taken from published & Company literature Tensile Strength (N) 20

Device strength can be tailored to match that of tendons and ligaments Number of fibers per device STRENGTH COMPARISON TO NATIVE TISSUE Data from published & Company literature 21

STIFFNESS COMPARISON TO NATIVE TISSUE Data from published & company literature Stiffness mimics that of human tendons and ligaments 22

Chairman James Andrews, MD Alabama Sports Medicine Center; Birmingham, AL The Andrews Institute; Gulf Breeze, FL Members Leon E Paulos, MD The Andrews Institute; Gulf Breeze, Florida Neal Elattrache, MD Kerlan Jobe Orthopedic Center; Los Angeles, CA Timothy Kremchek, MD Beacon Orthopedics; Cincinnati, OH MIMEDX PHYSICIAN ADVISORY BOARD 23

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Durable hydrogel products have numerous opportunities with initial product focus in sheet applications Sheets will have broad market opportunities First product to the market is the Paradis Vaso Shield(tm) DURABLE, BIOCOMPATIBLE HYDROGEL TECHNOLOGY 25 The Paradis Vaso Shield(tm) is FDA cleared for use as a cover for vessels following anterior vertebral surgery. Paradis Vaso Shield(tm)

Silicone-like material with properties that can be tailored A durable hydrogel compound made of polyvinyl alcohol Prohibits cellular attachment or in-growth Patented and proprietary manufacturing processes Biocompatible Durable PRODUCT CHARACTERISTICS 26

Orthopedic Spine Repair FDA cleared as a cover for vessel following anterior vertebral surgery Possible cervical and thoracic anterior and full spine posterior vertebral surgery Future Product Uses Cardiovascular and open heart surgery General surgery Hernia repair Plastic and reconstructive surgery Obstetrics & gynecological surgery PRODUCT POTENTIAL USES 27

Orthopedics Currently FDA cleared as a vessel cover following anterior vertebral surgery Providing a plane of dissection for surgeon accessibility for revision surgery Expedites the surgical process Reduces risk to patient during revision surgery Foot and Ankle Cushion device Wound covering Other Opportunities May possibly act as an anti-adhesion patch PRODUCT OPPORTUNITIES 28

Preclude(r) Vessel Guard by W.L. Gore Only direct competitor Similar FDA indication to Vaso Shield Product is opaque Made of ePTFE (expanded-PolyTetraFloroEthylene) Seprafilm(r) by Genzyme FDA indication as an anti-adhesion barrier in open abdominal surgery Sometimes is used off-label for anterior vertebral surgery Resorbs over time Interceed(r) by Ethicon/J&J FDA indication for gynecological use Acts as a barrier following surgery Sometimes is used off-label for anterior vertebral surgery Resorbs over time PRODUCT COMPETITION 29

Potential advantages of Vaso Shield over Preclude Vessel Guard: Translucent Surgeon can see through implant Makes suturing easier Makes implanting faster Makes using safer MRI-clearly visible on MRI, Preclude is not Thickness-easier to handle and does not fold over on itself Thickness-easier to feel edges and find during revision surgery Potential advantages over Interceed and Seprafilm: The Vaso Shield is FDA cleared for use as a cover for vessels following anterior vertebral surgery Vaso Shield provides permanent and predictable protection Interceed and Seprafilm resorbe ADVANTAGES OVER THE COMPETITON 30

Durable Viscoelastic Polymer Own and Licensed IP for products and manufacturing 6 Issued, 23 pending patents securing technology-US & Foreign Material texture is similar to silicone without associated negative properties, such as silicone wear debris, biocompatibility issues Mimics properties of human tissue Biocompatible & highly durable Economical to produce Wide variety of proprietary manufacturing methods Easily integrated with other materials Proven pre-clinical & clinical performance Knee Cartilage (EU) & Nerve Cuff (US) PROPRIETARY TECHNOLOGY Hydrogel devices have been used in the knee and foot for several years 31

FDA Cleared 510(k) as a vessel cover following anterior vertebral surgery Visible on MRI Sutured into place Vaso Shield being implanted First implant procedure VASO SHIELD 32

MiMedx GROUP
MiMedx Group, Inc. • MiMedx, Inc. • SpineMedica, LLC

SPINEMEDICA PHYSICIAN ADVISORY BOARD

Randal Betz, MD, Chairman
Shriners Hospital for Children; Philadelphia, PA

Todd Albert, MD
Thomas Jefferson Hospital; Philadelphia, PA

Bryan Cunningham, MSc
St. Joseph Med. Center; Baltimore, MD

Ron DeWald, MD
Rush Presbyterian; Chicago, IL

Jesse Eisler, MD, PhD
University of Connecticut; Hartford, CT

Alex Vaccaro, MD, PhD
Thomas Jefferson Hospital; Philadelphia, PA

John Regan, MD
Cedars-Sinai Hospital; Los Angeles, CA

Steven Garfin, MD
University of Calif. San Diego; San Diego, CA

Paul McAfee, MD
Orthopedic Associates; Towson, MD

Arnold Schwartz, MD
Ortho. Spine Care of Long Island; Melville, NY

CERVICAL DESIGN TEAM

Carl Lauryssen, MD, Chairman
Cedars-Sinai Hospital; Los Angeles, CA

Darrel Brodke, MD
University Health Care; Salt Lake City, UT

Daniel Riew, MD
Washington University; St. Louis, MO

John McClellan, MD
Nebraska Spine Center LLP; Omaha, NE

COMPANY PRESENTATION CONFIDENTIAL
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